SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) July 11, 1996




                             Host Marriott Corporation
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


          1-5664                                    53-0085950
   (Commission File Number)           (I.R.S. Employer Identification Number)

                 10400 Fernwood Road, Bethesda, Maryland 20817
               (Address of Principle Executive Offices) (Zip Code)




        Registrant's Telephone Number, Including Area Code (301) 380-9000
         (Former Name or Former Address, if changed since last report.)

Item 5.   Other Events

On July 11, 1996, the Registrant announced that it had named Robert M. Baylis to its board of directors. A copy of the press release is included as an exhibit.

Item 7. Financial Statements and Exhibits


     (c) 99.1  News Release dated July 11, 1996.







                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Host Marriott Corporation

                                     By: /s/ Christopher G. Townsend
                                        ----------------------------

                                      Senior Vice President and
                                      Corporate Secretary
July 15, 1996